UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 15, 2021

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 East Fourth Street
Cincinnati, OH 45202
(Address of Principal Executive Office)

(513) 397-9900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 1.01– ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 15, 2021 (the “Closing Date”), Cincinnati Bell Inc. (the “Company”), together with certain of its U.S. and Canadian subsidiaries, completed amendments to the Company’s accounts receivables securitization program (the “Accounts Receivables Securitization Program”).  In connection therewith, the Company entered into (i) the Fourth Amendment to the Receivables Purchase Agreement, dated as of November 12, 2021, by and among Cincinnati Bell Funding LLC, a Delaware limited liability company and a wholly owned special purpose subsidiary of the Company (“CB Funding”) as Seller, the Company as Servicer, and PNC Bank, National Association as Buyer (the “Fourth RPA Amendment”) and (ii) the Fifth Amendment to the Receivables Financing Agreement, dated as of November 12, 2021 (the “Fifth RFA Amendment” and, together with the Fourth RPA Amendment, the “Amendments”), by and among CB Funding and Cincinnati Bell Funding Canada Ltd., an Ontario corporation, as Borrowers, the Company and OnX Enterprise Solutions Ltd., an Ontario corporation, as Servicers, the various Lenders, Letter of Credit Participants and Group Agents from time to time party thereto, PNC Bank, National Association, as Administrator and Letter of Credit Bank, and PNC Capital Markets, as Structuring Agent.  The Amendments amend the Accounts Receivables Securitization Program to, among other things: (i) adjust the threshold amounts for defaults to mirror similar provisions in the Company’s other debt facilities,  and  (ii) add additional monetization capabilities for certain receivables.

.

The foregoing descriptions of each of the Fourth RPA Amendment, and the Fifth RFA Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of each, copies of which are filed as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

ITEM 2.03– CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The disclosure set forth under Item 1.01 above is incorporated herein by reference.

ITEM 9.01– FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1

Fourth Amendment to the Receivables Purchase Agreement, dated as of November 12, 2021, by and among Cincinnati Bell Funding LLC as Seller, Cincinnati Bell Inc. as Servicer, and PNC Bank, National Association, as Buyer.

99.2

Fifth Amendment to the Receivables Financing Agreement, dated as of November 12, 2021, by and among Cincinnati Bell Funding LLC and Cincinnati Bell Funding Canada Ltd., as Borrowers, Cincinnati Bell Inc. and OnX Enterprise Solutions Ltd., as Servicers, the Lenders, Letter of Credit Participants and Group Agents from time to time party thereto, PNC Bank Canada Branch as issuer of Letters of Credit and Lender, PNC Bank, National Association, as Administrator and Letter of Credit Bank, and PNC Capital Markets, as Structuring Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date: November 15, 2021	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1

Fourth Amendment to the Receivables Purchase Agreement, dated as of November 12, 2021, by and among Cincinnati Bell Funding LLC as Seller, Cincinnati Bell Inc. as Servicer, and PNC Bank, National Association, as Buyer.

99.2

Fifth Amendment to the Receivables Financing Agreement, dated as of November 12, 2021, by and among Cincinnati Bell Funding LLC and Cincinnati Bell Funding Canada Ltd., as Borrowers, Cincinnati Bell Inc. and OnX Enterprise Solutions Ltd., as Servicers, the Lenders, Letter of Credit Participants and Group Agents from time to time party thereto, PNC Bank Canada Branch as issuer of Letters of Credit and Lender, PNC Bank, National Association, as Administrator and Letter of Credit Bank, and PNC Capital Markets, as Structuring Agent.